UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2014
Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 17, 2014, Level 3 Communications, Inc. (the “Company” or “Level 3”) filed with the Securities and Exchange Commission an amendment to its Current Report on Form 8-K filed on November 5, 2014 in connection with the completion on October 31, 2014 of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 15, 2014, by and among the Company, two of its wholly owned subsidiaries and tw telecom inc. (“tw telecom”) (as amended, the "Initial Form 8-K").

This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present Exhibit 99.1: the audited consolidated financial statements of Level 3 as of December 31, 2014 and 2013, and for each of the three years ended December 31, 2014, and Exhibit 99.2: the unaudited pro forma condensed combined financial statement of Level 3 for the year ended December 31, 2014, giving effect to the tw telecom acquisition, each as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Level 3 as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, are filed as Exhibit 99.1 to this Amendment No. 2 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statement of Level 3 for the year ended December 31, 2014, giving effect to the tw telecom acquisition, is filed as Exhibit 99.2 to this Amendment No. 2 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits

99.1
Audited consolidated financial statements of Level 3 Communications, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (Incorporated by reference to Level 3's Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 27, 2015).

99.2	Unaudited pro forma condensed combined financial statement of Level 3 for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By: /s/ Eric J. Mortensen
Eric J. Mortensen, Senior Vice President and Controller

Date: March 6, 2015

Exhibit Index
Exhibit             Description

99.1
Audited consolidated financial statements of Level 3 Communications, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (Incorporated by reference to Level 3's Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 27, 2015).

99.2	Unaudited pro forma condensed combined financial statement of Level 3 for the year ended December 31, 2014.

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